UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 21, 2010 (October 21, 2010)

HERLEY INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

Commission File No. 0-5411

Delaware	23-2413500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
3061 Industry Drive Lancaster, PA	17603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-397-2777

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure

On October 21, 2010, Herley Industries, Inc. (the “Company”) will host an investor conference in Woburn, Massachusetts.

The press release announcing the investor conference is attached as Exhibit 99.1 to this Current
Report. A transcript of the comments of John A. Thonet, Chairman of the Company, and all presentation materials for the event are available in the Investor Relations section of the
Company’s web site: www.herley.com
.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.

No.           Description

99.1	Press Release

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2010	HERLEY INDUSTRIES, INC. By: _/s/Anello C. Garefino____________ Anello C. Garefino Chief Financial Officer